A. CATHERINE NGO PresidentPAUL & YONAMINEChief Executive Officer Chief Executive Officer DAVID S. MORIMOTO ExecutiveA. CATHERINE Vice President NGO & PresidentChief Financial Officer AUGUST 2018 DAVID S. MORIMOTO Chief Financial Officer NOVEMBER 2019

FORWARD LOOKING STATEMENTS This presentation may contain forward-looking statements concerning projections of revenues, income/loss, earnings/loss per share, capital expenditures, dividends, capital structure, or other financial items, plans and objectives of management for future operations, future economic performance including anticipated performance results from our RISE2020 initiative, or any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "hopes," "targeting," "should," "estimates," or words of similar meaning. While the Company believes that our forward- looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from projections for a variety of reasons, to include, but not limited to: the effect of, and our failure to comply with any regulatory orders or actions we are or may become subject to; oversupply of inventory and adverse conditions in the Hawaii and California real estate markets and any weakness in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; current and projected levels of RISE2020-related expense, which include estimates of expense related to dedicated staff and management time and third-party expense; the impact of local, national, and international economies and events (including political events, acts of war or terrorism, natural disasters such as wildfires, volcanoes, tsunamis and earthquakes) on the Company's business and operations and on tourism, the military and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in economic conditions, including destabilizing factors in the financial industry and deterioration of the real estate market, as well as the impact from any declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; the impact of regulatory action on the Company and Central Pacific Bank and legislation affecting the financial services industry; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, other regulatory reform, and any related rules and regulations on our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, and the results of regulatory examinations or reviews; the effects of the Tax Cuts and Jobs Act; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, securities market and monetary fluctuations; negative trends in our market capitalization and adverse changes in the price of the Company's common shares; changes in consumer spending, borrowings and savings habits; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers, including fintech businesses; the effect of changes in accounting policies and practices, including changes as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our capital position; our ability to attract and retain skilled directors, executives and employees; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in any of the foregoing items. For further information on factors that could cause actual results to materially differ from projections, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. The Company does not update any of its forward-looking statements except as required by law. 2

CORPORATE PROFILE Founded in 1954 by Japanese-American veterans of World War II 65 years later, Central Pacific continues to MARKET work for our customers, shareholders, INFORMATION employees and the community. NYSE TICKER CPF Assets $6.0B Market Cap $821 Mil Share Price $28.92 Dividend Yield 3.0% CAGR 13.0% HAWAII FRANCHISE • 35 Central Pacific Bank (CPB) Branches in Hawaii only • 4th largest financial institution in Hawaii Note: Assets as of September 30, 2019. Market cap, share price and dividend yield as of October 31, 2019. CAGR based on share price appreciation from recapitalization in Feb 2011 through October 2019. 3

CPB BRANCH POSITIONING Oahu (27) Kauai (2) Maui (4) 35 BRANCHES IN THE STATE OF HAWAI'I Hawai'i (2) Concentrated on Oahu where 70% of the State’s population lives. 4

SHAREHOLDER VALUE DRIVERS 1 RISE2020- INVESTING FOR 12 THE FUTURE NICHE MARKET STRENGTHS 3 SUPPORTED WITH 2 STRONG STRONG HAWAII PRODUCTS MARKET & ATTRACTIVE 4 MARKET POSITION SOLID CAPITAL AND CREDIT 5

A. CATHERINE NGO President & Chief Executive Officer DAVID S. MORIMOTO Executive Vice President & Chief Financial Officer AUGUST 2018 To learn more, go to cpb.bank 6

RISE2020 INITIATIVES • Best-in-class online and • Best-in-class small mobile banking business and cash platforms 1 management products DIGITAL • cpb.bank website REVENUE • Japan business BANKING ENHANCEMENTS development • Digital marketing, data 2 analytics and mining • Enterprise-wide sales management tools • Co-working areas and • End-to-end commercial community meeting loan origination system space • Outsourced residential • Transformed branches BRANCH OPERATIONAL mortgage loan servicing and ATMs TRANSFORMATION EXCELLENCE • Operational efficiencies • CPB Lab for innovation leveraging technology and testing 7

RISE2020 LAUNCH 1 2 8

RISE2020 - MAIN BRANCH TRANSFORMATION 1 2 9

RISE2020 MILESTONES AND FINANCIAL TARGETS 2019 2020 2021 2022 MILESTONES: Revenue Enhancements 1 Outsource Residential 3Q19 COMPLETED Loan servicing Commercial loan 4Q19 COMPLETED 2 origination system Launch new online and 1Q20 mobile banking platform Plaza building and main 1Q21 branch completion ATM transformation 4Q20 Other branch transformation Return on Equity 15% Efficiency Ratio 57% 10

NICHE BANKING GROWTH OPPORTUNITIES . SMALL SBA Lender of the Year Category II, 7 years in a row, with more loans originated than the BUSINESSES 3 other large Hawaii banks combined CPB leads the Hawaii . Business Exceptional Plan offers many unique Small Business market products, services and discounts customized for small businesses . Relationships with physician and dental organizations and schools have been successful in growing market share JAPAN BUSINESS . Agreements with Hokuyo Bank and TSUBASA DEVELOPMENT Alliance of Japan for relationship development and two-way referral of business Relationships with significant Japanese banks . Japan Bank Advisors assist in identifying, provides unique developing and growing business opportunities opportunity between Hawaii and Japan. 11

SMALL BUSINESS ONLINE BANKING PRODUCT . Valuable tool for small businesses to automate banking transactions and processing . Multi-user logins . Mobile functionality . No monthly fees . Strong and consistent client enrollments since product launch in July 2016 12

FLAGSHIP DEPOSIT PRODUCT- EXCEPTIONAL PLAN Plan links personal deposit accounts with a combined minimum balance of $10,000 and offers numerous free benefits and services to the customer. PRODUCT SUMMARY CUSTOMER BENEFITS Total Balances $1.4 Billion  ATM fees waived Wtd Avg Rate 0.09%  Free checks  Free notary  Free safe deposit box  No wire fees  Preferred Platinum Debit MasterCard  Mobile banking  Online Bill Pay 13

DEPOSIT PRICING SENSITIVITY CYCLE TO DATE 4Q15 3Q19  Beta Fed Funds 0.25%  2.25% 2.00% Total Deposit Rates 0.09%  0.49% 0.40% 20% Core Rates ($4.2B) 0.06%  0.20% 0.14% 7% Non-Core Rates ($0.9B) 0.21%  1.88% 1.67% 84% Core deposits which totals $4.2B have had low repricing this cycle to date. Non-core deposits which consist primarily of public time deposits reprice generally with the market Note: The above tables exclude the 9/19/19 Fed Funds rate decrease as it was close to period-end. 14

STRONG HAWAII MARKET REAL GDP HOUSING ECONOMIC DRIVER LABOR MARKET $80.8B in 2018, $785,000 Tourism drives 2.7% up 1.0% from median single ~20% of Hawaii unemployment 2017. family home price GDP; 7.1M visitor compared to on Oahu arrivals and 3.5% nationally $12.1B in visitor spending Note: Real GDP data as of December 31, 2018. Housing and Labor Market data as of September 30, 2019. Economic Driver data as of August 31, 2019 15

DIVERSITY OF TOURISM – VISITOR ARRIVALS Europe Visitor Arrivals Korea Australia / 1.3% New Zealand 2.0% 2019 Other 3.5% China 1.1% 4.6% Canada 5.2% US West 44.8% Japan 14.7% 2019 GROWTH REGIONS US West +11% Other +9% US East +6% US East Canada +1% 22.9% Source: Hawaii Tourism Authority. Data as of August 31, 2019. 16

SIGNIFICANT HAWAII RESIDENTIAL DEVELOPMENT . Kaka’ako: 22 New High- Rise Condominiums in Honolulu. 13 completed, 9 in progress or planning. . Ho’opili: 11,750 new home development project with building permits of $4.6B underway in West Oahu . Koa Ridge: 3,500 new home development project underway in Central Oahu, with an estimated cost of $2B Source: Honolulu Star Advertiser, Hawai'i Community Development Authority, Pacific Business News. 17

HAWAII PUBLIC & COMMERCIAL DEVELOPMENT . Rail Construction for 20-mile route on Oahu with an estimated cost of $8.3B . Modernization of the Daniel K. Inouye International Airport in Honolulu, $1.3B project . Atlantis Resort Development in West Oahu, 26 acres with an estimated cost of $2B Source: Honolulu Star Advertiser, Hawaii Community Development Authority, Honolulu Rail Transit, Hawaii Airports Modernization, Pacific Business News. 18

ATTRACTIVE POSITION IN HAWAII MARKET LARGE SMALL INSTITUTIONS INSTITUTIONS . First Hawaiian Bank . Territorial Savings . $20B total assets . $2B total assets . . 58 branches $6.0B total assets . 30 branches . 35 branches . Bank of Hawaii . Hawaii National Bank . $18B total assets . $0.6B total assets Large enough to serve . 68 branches . 14 branches most Hawai'i customers. . American Savings . Finance Factors Bank Small enough to provide . $0.6B total assets . $7B total assets differentiated service. . 13 branches . 49 branches Note: Peer Bank data as of June 30, 2019. 19

STRONG CAPITAL POSITION & CONTINUED OPTIMIZATION Regulatory Capital Ratios As of September 30, 2019 18.0% 13.7% Total CASH DIVIDENDS RBC 16.0% . $0.23 per share in 3Q19, up 10% YoY 1.1% . Dividend yield of 3.0%* 14.0% 1.1% . Dividend payout ratio of 45% in 3Q19 12.0% Tier 2 10.0% Tier 1 SHARE REPURCHASES CET1 8.0% . 0.6 million shares totaling $18.0 6.0% 11.5% 9.5% million repurchased YTD through 4.0% 8.8% 3Q19 2.0% 0.0% Risk-based Tier 1 TCE Capital Leverage * Dividend yield calculated based on CPF stock price on 10/31/2019. 20

SOLID CREDIT POSITION $600 $500 Non-Performing Assets $500 $400 $303 Millions $300 $196 $200 0.02% of $90 Total Assets $100 $47 $42 at 9/30/19 $16 $9 $4 $3 $1 $- 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 C&D Comml Mtg Resi Mtg/Home Equity C&I/Other 21

STRONG RESERVE COVERAGE ALLL/Total Loans 10.00% 8.89% 9.00% 8.00% 7.00% 6.75% 5.91% 6.00% 5.00% 4.37% 4.00% 3.19% 2.97% 2.53% 3.00% 1.97% 1.61% 2.00% 2.08% 1.97% 1.33% 1.69% 1.17% 2.00% 1.48% 1.48% 1.23% 1.10% 1.11% 0.98% 0.94% 0.95% 1.00% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 CPF Peer Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (87 banks). Source: SNL Financial 22

SHAREHOLDER VALUE DRIVERS 1 RISE2020- INVESTING FOR 12 THE FUTURE NICHE MARKET STRENGTHS 3 SUPPORTED WITH 2 STRONG STRONG HAWAII PRODUCTS MARKET & ATTRACTIVE 4 MARKET POSITION SOLID CAPITAL AND CREDIT 23

A. CATHERINE NGO President & Chief Executive Officer DAVIDTHANK S. MORIMOTO YOU Executive Vice President & Chief Financial Officer AUGUST 2018 24

A. CATHERINE NGO President & Chief Executive Officer DAVIDAPPENDIX S. MORIMOTO Executive Vice President & Chief Financial Officer AUGUST 2018 25

FINANCIAL HIGHLIGHTS

	QTD	QTD	YEAR ENDED DECEMBER 31,				
($ in millions)	3Q19	2Q19	2018	2017	2016	2015	2014
Balance Sheet (period end data)							
Loans and leases	$4,367.9	$4,247.1	$4,078.4	$3,770.6	$3,524.9	$3,211.5	$2,932.2
Total assets	5,976.7	5,920.0	5,807.0	5,623.7	5,384.2	5,131.3	4,853.0
Total deposits	5,037.7	4,976.8	4,946.5	4,956.4	4,608.2	4,433.4	4,110.3
Total shareholders' equity	525.2	515.7	491.7	500.0	504.7	494.6	568.0
Income Statement							
Net interest income	$45.6	$45.4	$173.0	$167.7	$158.0	$149.5	$143.4
Provision (credit) for loan & lease losses	1.5	1.4	(1.1)	(2.7)	(5.5)	(15.7)	(6.4)
Other operating income	10.3	10.1	38.8	36.5	42.3	34.8	41.2
Other operating expense (excl goodwill)	34.9	36.1	134.6	131.1**	132.5**	126.0**	128.8**
Income taxes (benefit)	4.9	4.4	18.8	34.6*, **	26.3**	28.1**	21.8**
Net income	14.6	13.5	59.5	41.2*	47.0	45.9	40.4
Profitability							
Return on average assets	0.99%	0.92%	1.05%	0.75%*	0.90%	0.92%	0.85%
Return on avg shareholders' equity	11.11%	10.73%	12.22%	8.03%*	9.16%	8.91%	6.80%
Efficiency ratio	62.48%	65.09%	63.59%	64.19%**	66.17%**	68.34%**	69.77%**
Net interest margin	3.30%	3.33%	3.22%	3.28%	3.27%	3.30%	3.32%
Capital Adequacy (period end data)							
Leverage capital ratio	9.5%	9.5%	9.9%	10.4%	10.6%	10.7%	12.0%
Total risk-based capital ratio	13.7%	13.9%	14.7%	15.9%	15.5%	15.7%	18.2%
Asset Quality							
Net loan charge-offs/average loans	0.04%	0.01%	0.02%	0.11%	0.03%	-0.16%	0.12%
Nonaccrual loans/total loans (period end)	0.02%	0.02%	0.06%	0.07%	0.24%	0.44%	1.33%

* Results were negatively impacted by a one-time $7.4 M charge for the revaluation of our net DTA due to Tax Reform.

** Results have been restated for an accounting policy change for low-income housing tax credit partnerships from the cost method to the proportional amortization method

CENTRAL PACIFIC FINANCIAL CORP

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LOAN PORTFOLIO TREND (2011- Q3 Balances Outstanding 2019) $5,000 7.75 Yr. $4,368 CAGR $4,500 $4,078 $4,000 $3,771 $3,525 $3,500 $3,212 $3,042 $2,932 $3,000 $2,631 +11.2% $2,500 $2,204 $2,169 $2,064 Millions $2,000 +20.1% $1,500 +16.1% $1,000 -6.4% $500 +6.4% $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 Comml Mtg Construction C&I Consumer/Other Resi Mtg/Home Equity 27

LOAN PORTFOLIO COMPOSITION ($ IN MILLIONS) SEPTEMBER 30, 2019 SEPTEMBER 30, 2018 CHANGE BALANCE % BALANCE % $ % Hawaii Portfolio Residential Mortgage $1,559 36% $1,393 35% $166 12% Home Equity 476 11% 456 11% 20 4% Commercial Mortgage 910 21% 846 21% 64 8% Commercial & Ind/Leasing 439 10% 427 11% 12 3% Construction 97 2% 66 2% 31 47% Consumer 369 8% 346 9% 23 7% Total Hawaii Portfolio $3,850 88% $3,534 89% $316 9% Mainland Portfolio Commercial Mortgage $224 5% $188 5% $36 19% Commercial & Industrial 137 3% 138 3% -1 -1% Construction - 0% 2 0% -2 -100% Consumer 157 4% 116 3% 41 35% Total Mainland Portfolio $518 12% $444 11% $74 17% Total Loan Portfolio $4,368 100% $3,978 100% $390 10% 28

HAWAII DEPOSIT PRICING ADVANTAGE Total Deposit Cost 2.50% 2.35% 2.00% 1.63% 1.59% 1.50% 1.09% 1.05% 1.05% 0.89% 1.00% 0.78% 0.54% 0.64% 0.52% 0.53% 0.50% 0.40% 0.50% 0.34% 0.33% 0.36% 0.39% 0.30% 0.23% 0.14% 0.11% 0.09% 0.09% 0.12% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 3Q19 CPF Peer Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (87 banks). Source: SNL Financial 29

CREATING VALUE FOR OUR EMPLOYEES & THE COMMUNITY BEST PLACES TO WORK . Central Pacific Bank has been awarded as one of the “Best Places to Work” by Hawaii Business Magazine for the last 10 years in a row. . Average employee tenure for VP’s and above is 12 years. COMMUNITY FOCUS . CPB Foundation has granted over $3 million in support of Hawaii charities and non-profits since 2011. . CPB consistently received an Outstanding CRA rating for the past 5 examinations. 30